                                                                     EXHIBIT 4.4



================================================================================


                        CABLEVISION SYSTEMS CORPORATION,

                                    Issuer,


                                       TO


                             THE BANK OF NEW YORK,

                                    Trustee



                           -------------------------


                                   INDENTURE

                         Dated as of September 26, 1995


                           -------------------------



                11 3/4% Senior Subordinated Debentures Due 2007


================================================================================

                               TABLE OF CONTENTS

                                                                      PAGE

                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.  Definitions .........................................     1
        Affiliate .................................................     2
        Annualized Operating Cash Flow ............................     2
        Bank Credit Agreement .....................................     2
        Banks......................................................     2
        Board of Directors.........................................     2
        Board Resolution...........................................     2
        Book-Entry Security........................................     3
        Business Day...............................................     3
        Capital Stock..............................................     3
        Capitalized Lease Obligation...............................     3
        Cash Flow Ratio............................................     3
        Class A Common Stock.......................................     3
        Commission.................................................     3
        Common Stock...............................................     3
        Company....................................................     4
        Company Request" or "Company Order.........................     4
        Corporate Trust Office.....................................     4
        corporation................................................     4
        Cumulative Cash Flow Credit................................     4
        Cumulative Interest Expense................................     5
        Debt.......................................................     5
        Default....................................................     5
        Depository.................................................     5
        Disqualified Stock.........................................     5
        Event of Default...........................................     6
        Exchange Act...............................................     6
        Exchange Debenture Issue Date..............................     6
        Generally Accepted Accounting Principles" or "GAAP.........     6
        Global Security............................................     6
        guarantee..................................................     6

---------------------
NOTE: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                      ii

                                                                        PAGE
        Holder ....................................................     6
        Indebtedness...............................................     6
        Indenture..................................................     7
        Initial Purchasers.........................................     7
        Initial Securities.........................................     7
        Interest Payment Date......................................     7
        Interest Swap Obligations..................................     7
        Investment.................................................     7
        Junior Securities..........................................     8
        Lien.......................................................     8
        Maturity...................................................     8
        Officers' Certificate......................................     8
        Operating Cash Flow........................................     8
        Opinion of Counsel.........................................     9
        Outstanding................................................     9
        Paying Agent...............................................    10
        Permitted Restricted Payment...............................    10
        Person.....................................................    10
        Predecessor Security.......................................    10
        Preferred Stock............................................    10
        Qualified Institutional Buyer" or "QIB.....................    11
        Redemption Date............................................    11
        Redemption Price...........................................    11
        Registered Securities......................................    11
        Registration Rights Agreement..............................    11
        Regular Record Date........................................    11
        Representative.............................................    11
        Responsible Officer........................................    11
        Restricted Payment.........................................    11
        Restricted Security........................................    12
        Restricted Subsidiary......................................    12
        RPH........................................................    12
        Securities Act.............................................    12
        Security" and "Securities..................................    13
        Senior Indebtedness........................................    13
        Special Record Date........................................    13
        Stated Maturity............................................    13
        Stock Payment..............................................    13
        Strategic Equity Investor..................................    14
        subsidiary.................................................    14
        Subsidiary.................................................    14

                                     iii

                                                                       PAGE
        Trust Indenture Act........................................    14
        Trustee....................................................    14
        Unrestricted Subsidiary....................................    14
        Voting Stock...............................................    14
Section 102.  Other Definitions....................................    14
Section 103.  Compliance Certificates and Opinions.................    15
Section 104.  Form of Documents Delivered to Trustee...............    16
Section 105.  Acts of Holders......................................    16
Section 106.  Notices, Etc. to Trustee and Company.................    17
Section 107.  Notice to Holders; Waiver............................    18
Section 108.  Conflict of any Provision of Indenture with
                Trust Indenture Act................................    18
Section 109.  Effect of Headings and Table of Contents.............    19
Section 110.  Successors and Assigns...............................    19
Section 111.  Separability Clause..................................    19
Section 112.  Benefits of Indenture................................    19
Section 113.  Governing Law........................................    19
Section 114.  Legal Holidays.......................................    19
Section 115.  No Recourse Against Others...........................    20

                                  ARTICLE TWO

                                SECURITY FORMS
Section 201.  Forms Generally; Incorporation of Form in
                Indenture..........................................    20
Section 202.  Form of Face of Registered Security..................    21
Section 203.  Form of Reverse of Registered Security...............    22
Section 204.  Form of Trustee's Certificate of
                Authentication.....................................    25
Section 205.  Form of Legend on Restricted Securities..............    26
Section 206.  Form of Legend for Book-Entry Securities.............    26

                                 ARTICLE THREE

                                THE SECURITIES
Section 301.  Title and Terms......................................    27
Section 302.  Denominations........................................    28
Section 303.  Execution, Authentication, Delivery and Dating.......    28
Section 304.  Temporary Securities.................................    29
Section 305.  Registration, Registration of Transfer and Exchange..    30
Section 306.  Mutilated, Destroyed, Lost and Stolen Securities.....    34
Section 307.  Payment of Interest; Interest Rights Preserved.......    35


                                      iv

                                                                       PAGE
Section 308.  Persons Deemed Owners................................    36
Section 309.  Cancellation.........................................    36
Section 310.  Computation of Interest..............................    37
Section 311.  Registration Rights of Holders of Initial Securities.    37
Section 312.  .....................................................    37

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE
Section 401.  Satisfaction and Discharge of Indenture .............    37
Section 402.  Application of Trust Money ..........................    39


                                  ARTICLE FIVE

                                    REMEDIES

Section 501.  Events of Default....................................    39
Section 502.  Acceleration of Maturity; Rescission.................    41
Section 503.  Collection of Indebtedness and Suits for Enforcement
                by Trustee.........................................    42
Section 504.  Trustee May File Proofs of Claim.....................    43
Section 505.  Trustee May Enforce Claims Without Possession of
                Securities.........................................    44
Section 506.  Application of Money Collected.......................    44
Section 507.  Limitation on Suits..................................    45
Section 508.  Unconditional Right of Holders to Receive Principal,
                Premium and Interest ..............................    45
Section 509.  Restoration of Rights and Remedies...................    46
Section 510.  Rights and Remedies Cumulative.......................    46
Section 511.  Delay or Omission Not Waiver.........................    46
Section 512.  Control by Holders...................................    46
Section 513.  Waiver of Past Defaults..............................    47
Section 514.  Undertaking for Costs................................    47
Section 515.  Waiver of Stay, Extension or Usury Laws..............    47

                                  ARTICLE SIX

                                  THE TRUSTEE

Section 601.  Notice of Defaults...................................    48
Section 602.  Certain Rights of Trustee............................    48
Section 603.  Not Responsible for Recitals or Issuance of
                Securities.........................................    49


                                      v

                                                                     PAGE
Section 604.  May Hold Securities..................................  50
Section 605.  Money Held in Trust..................................  50
Section 606.  Compensation and Reimbursement.......................  50
Section 607.  Conflicting Interests................................  51
Section 608.  Corporate Trustee Required; Eligibility..............  51
Section 609.  Resignation and Removal; Appointment of Successor....  52
Section 610.  Acceptance of Appointment by Successor...............  53
Section 611.  Merger, Conversion, Consolidation or Succession to
                Business...........................................  53
Section 612.  Preferential Collection of Claims Against Company....  54

                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.  Disclosure of Names and Addresses of Holders.........  54
Section 702.  Reports by Trustee...................................  54
Section 703.  Reports by Company...................................  55

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
Section 801.  Company May Consolidate, Etc., Only on Certain Terms.  55
Section 802.  Successor Substituted................................  56

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES
Section 901.  Supplemental Indentures Without Consent of Holders...  57
Section 902.  Supplemental Indentures with Consent of Holders......  58
Section 903.  Execution of Supplemental Indentures.................  58
Section 904.  Effect of Supplemental Indentures....................  59
Section 905.  Conformity with Trust Indenture Act..................  59
Section 906.  Reference in Securities to Supplemental Indentures...  59


                                  ARTICLE TEN

                                   COVENANTS

Section 1001.  Payment of Principal, Premium and Interest..........  59

                                      vi

                                                                     PAGE
Section 1002.  Maintenance of Office or Agency.....................  59
Section 1003.  Money for Security Payments to Be Held in Trust.....  60
Section 1004.  Corporate Existence.................................  61
Section 1005.  Payment of Taxes and Other Claims...................  62
Section 1006.  Maintenance of Properties...........................  62
Section 1007.  Limitation on Indebtedness..........................  63
Section 1008.  Limitation on Senior Subordinated Indebtedness......  63
Section 1009.  Limitation on Restricted Payments...................  63
Section 1010.  Limitation on Investments in Unrestricted
                Subsidiaries and Affiliates........................  65
Section 1011.  Transactions with Affiliates........................  65
Section 1012.  Provision of Financial Statements...................  65
Section 1013.  Statement as to Compliance..........................  66
Section 1014.  Waiver of Certain Covenants.........................  66

                                 ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES


Section 1101.  Right of Redemption.................................  67
Section 1102.  Applicability of Article............................  67
Section 1103.  Election to Redeem; Notice to Trustee...............  67
Section 1104.  Selection by Trustee of Securities to Be Redeemed...  67
Section 1105.  Notice of Redemption................................  68
Section 1106.  Deposit of Redemption Price.........................  68
Section 1107.  Securities Payable on Redemption Date...............  69
Section 1108.  Securities Redeemed in Part.........................  69

                                 ARTICLE TWELVE

                                 SUBORDINATION


Section 1201.  Securities Subordinated to Senior Indebtedness......  69
Section 1202.  No Payment on Securities in Certain Circumstances...  70
Section 1203.  Securities Subordinated to Prior Payment of All
                 Senior Indebtedness on Dissolution, Winding-Up,
                 Liquidation or Reorganization of the Company......  72
Section 1204.  Securityholders to Be Subrogated to Rights of
                 Holders of Senior Indebtedness....................  73
Section 1205.  Obligations of the Company Unconditional............  74
Section 1206.  Knowledge of Trustee................................  74


                                      vii

                                                                     PAGE
Section 1207.  Application by Trustee or Paying Agent of Assets
                 Deposited with It.................................  74
Section 1208.  Subordination Rights Not Impaired by Acts or
                 Omissions of Company or Holders of Senior
                 Indebtedness......................................  75
Section 1209.  Securityholders Authorize Trustee to Effectuate
                 Subordination of Securities.......................  75
Section 1210.  Trustee Not Fiduciary for Holders of Senior
                 Indebtedness......................................  76
Section 1211.  Right of Trustee to Hold Senior Indebtedness........  76
Section 1212.  Article Twelve Not to Prevent Events of Default.....  76
Section 1213.  Trustee's Compensation Not Prejudiced...............  76

                                ARTICLE THIRTEEN

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1301.  Option to Effect Defeasance or Covenant Defeasance..  77
Section 1302.  Defeasance and Discharge............................  77
Section 1303.  Covenant Defeasance.................................  77
Section 1304.  Conditions to Defeasance or Covenant Defeasance.....  78
Section 1305.  Deposited Money and U.S. Government Obligations to
                 Be Held in Trust; Other Miscellaneous Provisions..  80
Section 1306.  Reinstatement.......................................  81


TESTIMONIUM........................................................  80
SIGNATURES AND SEALS...............................................  80
ACKNOWLEDGMENTS....................................................  81

EXHIBIT A List of Restricted Subsidiaries
EXHIBIT B Form of Initial Security
EXHIBIT C Form of Certificate of Transfer
EXHIBIT D Form of Transferee Letter of Representation
EXHIBIT E Form of Registration Rights Agreement

     INDENTURE dated as of September 26, 1995 between Cablevision Systems Corporation, a Delaware corporation (hereinafter called the "Company"), and The Bank of New York, a state banking corporation duly incorporated and existing under the laws of the State of New York, as trustee (hereinafter called the "Trustee").

                            RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 11 3/4% Senior Subordinated Debentures due 2007 (hereinafter called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

     This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                  ARTICLE ONE

            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 101.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

          (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as of the date hereof; and

          (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Additional Preferred Stock" has the meaning set forth in Article Fourth of the Company's Certificate of Incorporation.

          "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Annualized Operating Cash Flow" means, for any period of three complete consecutive calendar months, an amount equal to Operating Cash Flow for such period multiplied by four.

          "Bank Credit Agreement" means the Fourth Amended and Restated Credit Agreement, dated as of October 14, 1994, among the Company, the Restricted Subsidiaries party thereto, the banks party thereto, Toronto Dominion (Texas), Inc. as agent for the Banks, and Bank of Montreal, Chicago Branch, The Bank of New York, The Bank of Nova Scotia, The Canadian Imperial Bank of Commerce and NationsBank of Texas, N.A., as co-agents for the Banks, as amended by Amendment No. 1 thereto, as in effect on the date hereof and as such agreement may be amended from time to time.

          "Banks" means the lenders from time to time who are parties to the Bank Credit Agreement.

          "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

          "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Book-Entry Security" means a Security represented by a Global Security and registered in the name of the nominee of the Depository.

          "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to close.

          "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Indenture, including, without limitation, all Common Stock and Preferred Stock.

          "Capitalized Lease Obligation" means any obligation of a Person to pay rent or other amounts under a lease with respect to any property (whether real, personal or mixed) acquired or leased by such Person and used in its business that is required to be accounted for as a liability on the balance sheet of such Person in accordance with generally accepted accounting principles and the amount of such Capitalized Lease Obligation shall be the amount so required to be accounted for as a liability.

          "Cash Flow Ratio" means, as at any date, the ratio of (i) the sum of the aggregate outstanding principal amount of all Indebtedness of the Company and the Restricted Subsidiaries determined on a consolidated basis but excluding all Interest Swap Obligations entered into by the Company or any Restricted Subsidiary and one of the Banks outstanding on such date plus (but without duplication of indebtedness supported by Letters of Credit) the aggregate undrawn face amount of all Letters of Credit outstanding on such date to (ii) Annualized Operating Cash Flow determined as at the last day of the most recent month for which financial information is available.

          "Class A Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "Common Stock" means, with respect to any Person, any and all shares, interests and participations (however designated and whether voting or non-voting) in such Person's common equity, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 310 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company (i) by its Chairman, a Vice Chairman, its President or a Vice President and (ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided,
                                                                      --------
however, that such written request or order may be signed by any two of the
-------
officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at 101 Barclay Street, 21st Floor, New York, New York 10286.

          "corporation" includes corporations, associations, partnerships, companies and business trusts.

          "Cumulative Cash Flow Credit" means the sum of

          (a) cumulative Operating Cash Flow during the period commencing on July 1, 1988 and ending on the last day of the most recent month preceding the date of the proposed Restricted Payment for which financial information is available or, if cumulative Operating Cash Flow for such period is negative, minus the amount by which cumulative Operating Cash Flow is less than zero, plus

          (b) the aggregate net proceeds received by the Company from the issue or sale (other than to a Restricted Subsidiary) of its capital stock (other than Disqualified Stock) on or after January 1, 1992, plus

          (c) the aggregate net proceeds received by the Company from the issuance or sale (other than to a Restricted Subsidiary) of its capital stock (other than Disqualified Stock) on or after January 1, 1992, upon the conversion of, or exchange for, Indebtedness of the Company or any Restricted Subsidiary or from the exercise of any options, warrants or other rights to acquire capital stock of the Company.

For purposes of this definition, the net proceeds in property other than cash received by the Company as contemplated by clauses (b) and (c) above shall be valued at the fair market value of such property (as determined by the Board of Directors of the Company, whose good faith determination shall be conclusive) at the date of receipt by the Company.

          "Cumulative Interest Expense" means, for the period commencing on July 1, 1988 and ending on the last day of the most recent month preceding the proposed Restricted Payment for which financial information is available, the aggregate of the interest expense of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles, including interest expense attributable to Capitalized Lease Obligations.

          "Debt" with respect to any Person means, without duplication, any liability, whether or not contingent, (i) in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereto), but excluding reimbursement obligations under any surety bond, (ii) representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capitalized Lease Obligations), except any such balance that constitutes a trade payable, (iii) under Interest Swap Agreements (as defined in the Bank Credit Agreement) entered into pursuant to the Bank Credit Agreement, (iv) under any other agreement related to the fixing of interest rates on any Indebtedness, such as an interest swap, cap or collar agreement (if and to the extent any of the foregoing liabilities would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with generally accepted accounting principles) or (v) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not the guarantee would appear on such balance sheet).

          "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "Depository" means, with respect to the Securities issued in the form of one or more Book-Entry Securities, The Depository Trust Company or another Person designated as Depository by the Company, which must be a clearing agency registered under the Exchange Act.

          "Disqualified Stock" means any Capital Stock of the Company or any Restricted Subsidiary of the Company which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the maturity date of the Securities.

          "Event of Default" has the meaning specified in Article Five.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange Debenture Issue Date" means the date on which the Securities are originally issued hereunder.

          "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, which are in effect as of the date hereof.

          "Global Security" means a Security evidencing all or a part of the Securities to be issued as Book-Entry Securities, issued to the Depository in accordance with Section 303 and bearing the legend prescribed in Section 206.

          "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation or (ii) an agreement, direct or indirect, contingent or otherwise, providing assurance of the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. Notwithstanding anything herein to the contrary, a guarantee shall not include any agreement solely because such agreement creates a Lien on the assets of any Person. The amount of a guarantee shall be deemed to be the maximum amount of the obligation guaranteed for which the guarantor could be held liable under such guarantee.

          "Holder" means a Person in whose name a Security is registered in the Security Register.

          "Indebtedness" with respect to any Person, means the Debt of such Person; provided, however, that, with respect to the Company, the "Preferential
        --------  -------
Payment" payable by a Subsidiary and guaranteed by the Company, as defined in and pursuant to the Purchase and Reorganization Agreement (the "CNYC Agreement"), dated as of December 20, 1991, between the Company and Charles F. Dolan, as amended as of March 28, 1992 and as further amended from time to time, shall not be deemed to be "Indebtedness" so long as the Company and such Subsidiary are permitted to make such payment in one or more classes of the Company's capital stock (other than Disqualified Stock) pursuant to such CNYC Agreement and the Company and the Restricted Subsidiaries are prohibited from making such payment in cash, debt securities, Disqualified Stock or any combination thereof pursuant to the terms of any mortgage, indenture, credit agreement or other instrument that secures or evidences Indebtedness for money borrowed or guaranteed by the Company or a Restricted Subsidiary in an aggregate amount of $10,000,000 or more; provided that, for
                               --------
purposes of the definition of "Indebtedness" (including the term "Debt" to the extent incorporated in such definition) and for purposes of the definition of Event of Default, the term "guarantee" shall not be interpreted to extend to a guarantee under which recourse is limited to the capital stock of an entity that is not a Restricted Subsidiary.

          "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Initial Purchasers" means Bear, Stearns & Co. Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

          "Initial Securities" means Securities other than Registered
Securities.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Swap Obligations" means, with respect to any Person, the obligations of such Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount in exchange for periodic payments made by such Person calculated by applying a fixed or a floating rate of interest on the same notional amount.

          "Investment" means any advance, loan, account receivable (other than an account receivable arising in the ordinary course of business) or other extension of credit (excluding, however, accrued and unpaid interest in respect of any advance, loan or other extension of credit) or any capital contribution to (by means of transfers of property to others, or payments for property or services for the account or use of others, or otherwise), any purchase or ownership of any stocks, bonds, notes, debentures or other securities (including, without limitation, any interests in any partnership, joint venture or joint adventure) of, or any bank accounts with or guarantee of any Indebtedness or other obligations of, any Unrestricted Subsidiary or Affiliate that is not a subsidiary of the Company; provided that (i) Investment shall not
                                         --------
include any transaction that would otherwise constitute an Investment of the Company or a subsidiary of the Company to the extent that the consideration provided by the Company or such subsidiary in connection therewith shall consist of capital stock of the Company (other than Disqualified Stock) and (ii) the term "guarantee" shall not be interpreted to extend to a guarantee under which recourse is limited to the Capital Stock of an entity that is not a Restricted Subsidiary.

          "Junior Securities" means securities of the Company as reorganized or readjusted or securities of the Company or any other company, trust or corporation provided for by a plan of reorganization or readjustment, junior or the payment of which is otherwise subordinate, at least to the extent provided in Article Twelve hereof, to the payment of all Senior Indebtedness at the time outstanding, and to the payment of all securities issued in exchange therefor, to the holders of the Senior Indebtedness at the time outstanding.

          "Junior Stock" means securities of the Company which are senior to all classes or series of Common Stock of the Company and any Capital Stock, including any series of Additional Preferred Stock hereafter created by the Board of Directors, the terms of which Capital Stock or Additional Preferred Stock do not expressly provide that it ranks senior to the Series G Redeemable Exchangeable Preferred Stock as to dividends and distributions upon liquidation, dissolution and winding-up of the Company;

          "Lien" means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature of a security interest and any agreement to give any security interest).

          "Maturity" when used with respect to any Security means the date on which the principal of (and premium, if any) and interest on such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or Redemption Date and whether by declaration of acceleration, call for redemption or otherwise.

          "Officers' Certificate" means a certificate signed by (i) the Chairman, a Vice Chairman, the President, a Vice President or the Treasurer of the Company and (ii) the Secretary or an Assistant Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed
                          --------  -------
by two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

          "Operating Cash Flow" means, for any period, the sum of the following for the Company and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with Generally Accepted Accounting Principles (except for the amortization of deferred installation income which shall be excluded from the calculation of Operating Cash Flow for all purposes of this Indenture): (i) aggregate operating revenues minus (ii) aggregate operating
                                              -----
expenses (including technical, programming, sales, selling, general administrative expenses and salaries and other compensation, net of amounts allocated to Affiliates, paid to any general partner, director, officer or employee of the Company or any Restricted Subsidiary, but excluding interest, depreciation and amortization and the amount of non-cash compensation in respect of the Company's employee incentive stock programs for such period (not to exceed in the aggregate for any calendar year 7% of the Operating Cash Flow for the previous calendar year) and, to the extent otherwise included in operating expenses, any losses resulting from a writeoff or writedown of Investments by the Company or any Restricted Subsidiary in Affiliates). For purposes of determining Operating Cash Flow, there shall be excluded all management fees until actually paid to the Company or any Restricted Subsidiary in cash.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in Trust Indenture Act Section 314(e) to the extent applicable.

          "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and the Trustee or such Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of Article Twelve of this Indenture; provided that, if such Securities are to be redeemed, notice of such
     --------
     redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

          (c) Securities, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Thirteen; and

          (d) Securities paid pursuant to Section 306, Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities have given any request, demand, direction, consent or waiver hereunder, Securities owned by the Company, or any other obligor upon the Securities or any Affiliate of the Company, or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, direction, consent or waiver, only Securities which the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

          "Permitted Restricted Payment" means the payment or declaration of any dividend by the Company or the making by the Company of any other distribution or the consummation of an exchange offer, or any combination of the foregoing, which results in all or a portion of the Capital Stock of RPH being held by all or any portion of the shareholders of the Company (an "RPH Transaction"), it being understood that (i) if the Company and its Subsidiaries, after the date of this Indenture and prior to the date of an RPH Transaction, make Investments in RPH (in cash or assets) aggregating not more than $15,000,000, then such RPH Transaction shall continue to constitute a "Permitted Restricted Payment" and
(ii) if the Company or any Subsidiary makes any Investment in RPH, after the date of this Indenture and prior to the date of such RPH Transaction, that is not permitted by the foregoing clause (i), then such RPH Transaction shall not constitute a "Permitted Restricted Payment". For purposes of the foregoing, the value of any Investment of assets in RPH shall be based upon the fair market value thereof as determined by the Board of Directors of the Company, whose good faith determination shall be conclusive.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

          "Preferred Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all classes and series of preferred or preference stock.

          "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A under the Securities Act.

          "Redemption Date", when used with respect to any Securities to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

          "Registered Securities" means Securities issued or sold in a transaction pursuant to an effective registration statement under the Securities Act of 1933, as amended, as contemplated in the Registration Rights Agreement, and any Security subsequently issued in exchange for or upon transfer of any such Security.

          "Registration Rights Agreement" means the Registration Rights Agreement dated September 26, 1995 among the Company and the Initial Purchasers, a form of which Registration Rights Agreement is attached hereto as Exhibit C.

          "Regular Record Date" for the interest payable on any Interest Payment Date means the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

          "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller and any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers or assigned by the Trustee to administer corporate trust matters at its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

          "Restricted Payment" means

          (a) any Stock Payment by the Company or a Restricted Subsidiary; or

          (b) any direct or indirect payment to redeem, repurchase, defease or otherwise acquire or retire for value, or permit any Restricted Subsidiary to redeem, repurchase, defease or otherwise acquire or retire for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company that is subordinate in right of payment to the Securities.

Notwithstanding the foregoing, Restricted Payments shall not include (x) payments by any Restricted Subsidiary to the Company or any other Restricted Subsidiary or (y) any Investment or designation of a Restricted Subsidiary as an Unrestricted Subsidiary permitted under Section 1010.

          "Restricted Security" shall have the meaning set forth in Section 205.

          "Restricted Subsidiary" means any Subsidiary, whether existing on the date hereof or created subsequent hereto, designated from time to time by the Company as a "Restricted Subsidiary" and the initial Restricted Subsidiaries designated by the Company are set forth on Exhibit A; provided, however, that no
                                                      --------  -------
subsidiary can be or remain so designated unless (i) at least 67% of each of the total equity interest and the voting control of such subsidiary is owned, directly or indirectly, by the Company or another Restricted Subsidiary and (ii) such subsidiary is not restricted, pursuant to the terms of any loan agreement, note, indenture or other evidence of indebtedness, from (a) paying dividends or making any distribution on such subsidiary's capital stock or other equity securities or paying any Indebtedness owed to the Company or to any Restricted Subsidiary of the Company, (b) making any loans or advances to the Company or any Restricted Subsidiary of the Company or (c) transferring any of its properties or assets to the Company or any Restricted Subsidiary (it being understood that a financial covenant any of the components of which are directly impacted by the taking of the action (e.g., the payment of a dividend) itself
                                      ----
(such as a minimum net worth test) would be deemed to be a restriction on the foregoing actions, while a financial covenant none of the components of which are directly impacted by the taking of the action (e.g., the payment of a
                                                   ----
dividend) itself (such as a debt to cash flow test) would not be deemed to be a restriction on the foregoing actions); and provided further that the Company
                                           -------- -------
may, from time to time, redesignate any Restricted Subsidiary as an Unrestricted Subsidiary in accordance with Section 1010 of this Indenture.

          "RPH" means Rainbow Programming Holdings, Inc., a New York corporation, or such other entity holding only (i) assets that were held by Rainbow Programming Holdings, Inc. immediately prior to their acquisition by such entity and (ii) such other assets that are immaterial in amount in relation to the assets acquired by such entity from Rainbow Programming Holdings, Inc.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Security" and "Securities" have the meaning set forth in the second paragraph of this Indenture, such terms to include both the Initial Securities and the Registered Securities.

          "Senior Indebtedness" means the principal, premium, if any, interest (including post-petition interest in any proceeding under any Bankruptcy Law, whether or not such interest is an allowed claim enforceable against the debtor in a proceeding under such Bankruptcy Law), penalties, fees and other liabilities payable with respect to (i) all Debt of the Company, other than the Securities and the Company's 9-7/8% Senior Subordinated Debentures due 2013, 10-3/4% Senior Subordinated Debentures due 2004 and 9-7/8% Senior Subordinated Debentures due 2023 (with which the Securities are intended to rank on a parity), whether outstanding on the date of this Indenture or thereafter created, incurred or assumed, which is (x) for money borrowed, (y) evidenced by a note or similar instrument given in connection with the acquisition of any businesses, properties or assets of any kind or (z) in respect of any Capitalized Lease Obligations and (ii) all renewals, extensions, refundings, increases or refinancings thereof, unless, in the case of (i) or (ii) above, the instrument under which the Debt is created, incurred, assumed or guaranteed expressly provides that such Debt is not senior in right of payment to the Securities. Notwithstanding anything to the contrary contained herein, "Senior Indebtedness" shall mean and include all amounts of Senior Indebtedness that is such by virtue of clause (i) or (ii) of the foregoing definition that are repaid by the Company and subsequently recovered from the holder of such Senior Indebtedness under any applicable Bankruptcy Laws or otherwise (other than by reason of some wrongful conduct on the part of the holders of such Debt). For purposes of clarification, Senior Indebtedness includes any liability under Interest Swap Agreements entered into pursuant to the Bank Credit Agreement.

          "Series G Redeemable Exchangeable Preferred Stock" means the 11 3/4% Series G Redeemable Exchangeable Preferred Stock of the Company containing the rights, powers and privileges set forth in the Certificate of Designations dated September 26, 1995 relating thereto.

          "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section 307.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Stock Payment" means, with respect to any Person, the payment or declaration of any dividend, either in cash or in property (except dividends payable in common stock or common shares of capital stock of such Person), or the making by such Person of any other distribution, on account of any shares of any class of its capital stock, now or hereafter outstanding, or the redemption, purchase, retirement or other acquisition for value by such Person, directly or indirectly, of any shares of any class of its capital stock, now or hereafter outstanding.

          "Strategic Equity Investor" means a corporation or entity with an equity market capitalization, a net asset value or annual revenues of at least $1.0 billion that owns and operates businesses in the telecommunications, information systems, entertainment, cable or similar or related industries.

          "subsidiary" means, as to a particular parent entity at any time, any entity of which more than 50% of the outstanding Voting Stock or other equity interest entitled ordinarily to vote in the election of the directors or other governing body (however designated) of such entity is at the time beneficially owned or controlled directly or indirectly by such parent corporation, by one or more such entities or by such parent corporation and one or more such entities.

          "Subsidiary" means any subsidiary of the Company.

          "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 905; provided, however, that, in the event that
                                   --------  -------
the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Unrestricted Subsidiary" means any Subsidiary which is not a Restricted Subsidiary.

          "Voting Stock" means any Capital Stock having voting power under ordinary circumstances to vote in the election of a majority of the directors of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          SECTION 102.  OTHER DEFINITIONS.

TERM                                           DEFINED
                                              IN SECTION

"Act".......................................         105

"Bankruptcy Law"............................         501
"covenant defeasance".......................        1303
"Custodian".................................         501
"defeasance"................................        1302
"Default Notice"............................        1202
"Defaulted Interest"........................         307
"incorporated provision"....................         108
"redesignation of a Restricted Subsidiary"..        1010
"Security Register".........................         305
"Security Registrar"........................         305
"successor".................................         801
"U.S. Government Obligations"...............        1304

          SECTION 103. COMPLIANCE CERTIFICATES AND OPINIONS.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion (other than the certificates required by Section 1013) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 104.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 105.  ACTS OF HOLDERS.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Trust Indenture Act Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

          (c) The ownership of Securities shall be proved by the Security Register.

          (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act
Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

          If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided
                                                                      --------
that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 106.  NOTICES, ETC. TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (a) the Trustee by any Holder, the agents of the Banks or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing, to or with the Trustee at its Corporate Trust Office,
     Attention:  Corporate Trust Trustee Administration; or

          (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing to the Company addressed to it c/o Cablevision Systems Corporation, One Media Crossways, Woodbury, New York 11797, Attention: Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 107.  NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 108. CONFLICT OF ANY PROVISION OF INDENTURE WITH TRUST INDENTURE ACT.

          If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act Sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

          SECTION 109.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 110.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

          SECTION 111.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 112.  BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 113.  GOVERNING LAW.

          This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

          SECTION 114.  LEGAL HOLIDAYS.

          In any case where any Interest Payment Date, any date established for payment of Defaulted Interest pursuant to Section 307, or any Maturity with respect to any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or date established for payment of Defaulted Interest pursuant to Section 307, or Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, or date established for payment of Defaulted Interest pursuant to Section 307, or Maturity, as the case may be, to the next succeeding Business Day.

          SECTION 115.  NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.


                                  ARTICLE TWO

                                 SECURITY FORMS

          SECTION 201.  FORMS GENERALLY; INCORPORATION OF FORM IN INDENTURE.

          The Registered Securities and the Trustee's certificate of authentication with respect thereto shall be in substantially the forms set forth in this Article, and the Initial Securities and the Trustee's certificate of authentication with respect thereto shall be substantially in the form of Exhibit B, which is incorporated in and made part of this Indenture, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

          The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          SECTION 202.  FORM OF FACE OF REGISTERED SECURITY.

                        CABLEVISION SYSTEMS CORPORATION

                 11 3/4% SENIOR SUBORDINATED DEBENTURE DUE 2007

No. ________                                            $ _________________
                                              CUSIP No. ___________________

          Cablevision Systems Corporation, a Delaware corporation (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to _________________ or registered assigns the principal sum of ______ Dollars on October 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on January 1 and July 1 in each year from the Exchange Debenture Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for at the rate of 11 3/4% per annum until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date of the Interest Payment Date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. On any Interest Payment Date for this Security on or prior to the Interest Payment Date on October 1, 2002, the Company may, in lieu of payment of interest in cash, pay such interest (i) in additional Securities having a principal amount equal to the cash interest otherwise payable or (ii) in a combination of cash and additional Securities. The Company will pay interest on any such Security from the date of issuance (the "Additional Security Issue Date") of such Security or from the most recent Interest Payment Date to which interest has been paid. The initial Interest Payment Date for this Security shall be the first January 1 or July 1 occurring after the Exchange Debenture Issue Date or after the Additional Security Issue Date, whichever is later. If any interest has accrued on this Security in respect of any period prior to the issuance of this Security, such interest will be payable in respect of such period at the rate or rates borne by the Predecessor Security surrendered in exchange for this Security from time to time during such period. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid (in cash or additional Securities, as provided above) to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in additional Securities or such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of cash interest
                             --------  -------
may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                              CABLEVISION SYSTEMS CORPORATION


                              By ____________________________

Attest:


By ___________________________

          SECTION 203.  FORM OF REVERSE OF REGISTERED SECURITY.

          This Security is one of a duly authorized issue of securities of the Company designated as its 11 3/4% Senior Subordinated Debentures due 2007 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $450,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of September 26, 1995, between the Company and The Bank of New York, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee, the holders of the Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by first-class mail, at any time on or after October 1, 2002, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning October 1, of the years indicated:


              YEAR                        REDEMPTION PRICE

              2002.................           105.875%
              2003.................           103.917
              2004.................           101.958
              2005 and thereafter..           100.000


together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

          Up to 33 1/3% in aggregate principal amount of the Securities is also subject to redemption upon not less than 30 nor more than 60 days' notice by first-class mail, at any time before October 1, 1998, at the election of the Company, at a Redemption Price equal to 110% of the aggregate principal amount thereof, plus accrued and unpaid interest, out of the net proceeds of the sale of Junior Stock to a Strategic Equity Investor or a public offering of Class A Common Stock; provided that following such redemption, at least $166,666,667
              --------
aggregate principal amount of the Securities shall remain outstanding.

          In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Company whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Securityholder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

          Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          SECTION 204.  FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities referred to in the within-mentioned Indenture.

Dated:                   THE BANK OF NEW YORK, as Trustee


                         By _____________________________
                                 Authorized Signatory

          SECTION 205.  FORM OF LEGEND ON RESTRICTED SECURITIES.

          During the period beginning on September 26, 1995 and ending on the later of September 26, 1998 and the date three years after the last date on which the Company or any Affiliate of the Company was the Owner of an Initial Security (or any Predecessor Security), any such Initial Security issued or owned during the period set forth above, as the case may be, and any Initial Security issued upon registration of transfer of, or in exchange for, or in lieu of, such Initial Security shall be deemed a "Restricted Security" and shall be subject to the restrictions on transfer provided in the legend set forth on the face of the form of Initial Security in Exhibit B hereto; provided, however,
                                                          --------  -------
that the term "Restricted Security" shall not include (a) any Initial Security which is issued upon transfer of, or in exchange for, any Initial Security which is not a Restricted Security or (b) any Initial Security as to which such restrictions on transfer have been terminated in accordance with Section 305 or
(c) any Registered Security issued pursuant to an Exchange Offer (as defined in the Registration Rights Agreement). Any Restricted Security shall bear the legend set forth on the face of the Security in Exhibit B hereto.

          SECTION 206.  FORM OF LEGEND FOR BOOK-ENTRY SECURITIES.

          Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Security) in substantially the following form:

          THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

          UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ([INSERT DTC ADDRESS AT ISSUE DATE]) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND SUCH CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS

     WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                 ARTICLE THREE

                                 THE SECURITIES

          SECTION 301.  TITLE AND TERMS.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $450,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 906 or 1108 or pursuant to the Exchange Offer.

          The Securities shall be known and designated as the "11 3/4% Senior Subordinated Debentures due 2007" of the Company. Their Stated Maturity shall be October 1, 2007, and they shall bear interest at the rate of 11 3/4% per annum (except as otherwise provided for in the form of Initial Security and form of Registered Security, as the case may be) from the Exchange Debenture Issue Date, or the most recent Interest Payment Date to which interest has been paid or duly provided for on a given Security or a Security surrendered in exchange for such Security, as the case may be, payable on January 1, 1995 and semiannually thereafter on January 1 and July 1 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for. On any Interest Payment Date for any Security on or prior to the Interest Payment Date on October 1, 2002, the Company may, in lieu of payment of interest in cash, pay such interest (i) in additional Securities having a principal amount equal to the cash interest otherwise payable or (ii) in a combination of cash and additional Securities. The Company will pay interest on any such Security from the date of issuance (the "Additional Security Issue Date") of such Security or from the most recent Interest Payment Date to which interest has been paid. The initial Interest Payment Date for any Security shall be the first January 1 or July 1 occurring after the Exchange Debenture Issue Date or after the Additional Security Issue Date, whichever is later.

          The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the
                                               --------  -------
option of the Company, cash interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

          The Securities shall be redeemable as provided in Article Eleven.

          SECTION 302.  DENOMINATIONS.

          The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          The Securities shall be executed on behalf of the Company by any one of the following: its Chairman, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by one of its Vice Presidents or its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

          Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          The Trustee shall (upon Company Order) authenticate and deliver Securities for original issue in an aggregate principal amount of up to $450,000,000.

          Each Security shall be dated the date of its authentication.

          No Security endorsed thereon shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its duly authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

          In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

          If all or a portion of the Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent such Securities and shall be in minimum denominations of $1,000, (ii) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (iii) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions and
(iv) shall bear the legend set forth in Section 206.

          SECTION 304.  TEMPORARY SECURITIES.

          Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

          If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

          SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Except as otherwise described in this Section 305, upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations and of a like aggregate principal amount.

          At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations and of a like aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

          If an Initial Security is a Restricted Security in certificated form, then as provided in this Indenture and subject to the limitations herein set forth, the Holder shall, upon transfer of such Security to a Qualified Institutional Buyer, instruct the Trustee to arrange for such Initial Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository. Upon the exchange of a definitive Security or Securities for a beneficial interest in a Global Security, the aggregate principal amount of such Global Security shall be increased by an adjustment made on the records of the Trustee as custodian for the Depository. The Trustee shall require delivery of an executed Certificate of Transfer substantially in the form of Exhibit C hereto, indicating that such transfer is pursuant to or in compliance with Rule 144A under the Securities Act, as a condition of such transfer.

          If an Initial Security is a Restricted Security in the form of a Global Security, then as provided in this Indenture and subject to the limitations herein set forth, the Depository for such Global Security may, upon transfer of such Initial Security, instruct the Trustee to arrange for a portion of the beneficial interest in such Global Security to be represented by a Security in certificated form; provided, however, that, if such Initial Security
                               --------  -------
is transferred to a Qualified Institutional Buyer and immediately thereafter shall continue to be a Restricted Security, such Initial Security shall remain in the form of a Global Security and the Trustee shall not so arrange for a Security in certificated form. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, to the Person specified by the Depository a new Security or Securities, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security.

          Interests in a Restricted Security in the form of a Global Security shall be held only by Qualified Institutional Buyers.

          Upon the exchange of a beneficial interest in a Global Security for Securities in certificated form, the aggregate principal amount of such Global Security shall be decreased by an adjustment made on the records of the Trustee as custodian for the Depository. Securities in certificated form issued in exchange for a Global Security pursuant to this Section 305 shall be registered in such names and shall be in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

          In the case of any transfer of any Restricted Security to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) under the Securities Act (an "Institutional Accredited Investor"), the Trustee shall require the delivery of a signed Transferee Letter of Representation substantially in the form of Exhibit D hereto as a condition to such transfer.

          In the case of any transfer of any Restricted Security, the Trustee shall require delivery of an executed Certificate of Transfer substantially in the form of Exhibit C hereto, as a condition to such transfer and in the case of any transfer of any Restricted Security to an Institutional Accredited Investor, to non-U.S. persons outside the United States within the meaning of Regulation S under the Securities Act or to any other Person in a transaction referred to in Clause (F) of the legend on the face of the Form of Initial Security set forth in Exhibit B hereto, the Trustee may require, and if so directed by the Company, shall require, delivery of such certifications, opinions and other information as is contemplated in such Certificate of Transfer, as a condition to such transfer.

          Except as otherwise provided in this Section 305, a Global Security is exchangeable for Securities in certificated form only if (x) the Depository is at any time unwilling or unable to continue as depository and a successor depository is not appointed by the Company within 30 days or (y) there shall be occurred and be continuing an Event of Default or (z) the Company at any time determines not to have Securities represented by a Global Security. In addition, in accordance with the provisions of this Indenture and subject to certain limitations herein set forth, an owner of a beneficial interest in a Global Security which is an Initial Security may request a Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security.

          Upon any exchange provided for in the preceding paragraph, the Company shall execute and the Trustee shall authenticate and deliver to the Person specified by the Depository a new Security or Securities registered in such names and in such authorized denominations as the Depository, pursuant to the instructions of the beneficial owner of the Securities requesting the exchange, shall instruct the Trustee. Thereupon, the beneficial ownership of such Global Security shown on the records maintained by the Depository or its nominee shall be reduced by the amounts so exchanged and an appropriate endorsement shall be made by or on behalf of the Trustee on the Global Security.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          Every Restricted Security shall be subject to, and no transfer shall be made other than in accordance with, the restrictions on transfer provided in the legend set forth on the form of the face of each Restricted Security and the restrictions set forth in this Section 305, and the Holder of each Restricted Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer.

          The Trustee shall notify the Company of any proposed transfer of a Restricted Security to any Person.

          The restrictions imposed by this Section 305 upon the transferability of any particular Restricted Security shall cease and terminate (a) on the later of September 26, 1998 and three years after the last date on which the Company or any Affiliate of the Company was the owner of such Restricted Security (or any predecessor of such Restricted Security) or (b) (if earlier) if and when such Restricted Security has been sold pursuant to an effective registration statement under the Securities Act. Any Restricted

Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon surrender of such Restricted Security for exchange to the Trustee or any transfer agent in accordance with the provisions of this Section 305, be exchanged for a new Initial Security, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by Section 205. The Company shall inform the Trustee in writing of (a) the effective date of any Registration Statement registering the Initial Securities under the Securities Act and (b) at the request of the Trustee, the date which is three years after the last date on which the Company or any Affiliate of the Company was the owner of a Restricted Security in the event that an Exchange Offer has not been consummated.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 906 or 1108 not involving any transfer.

          Notwithstanding any other provision of this Section 305, unless and until it is exchanged in whole or in part for Securities in certificated registered form, a Global Security representing Book-Entry Securities may not be transferred, except as a whole by the Depository to a nominee of the Depository or by another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

          Notwithstanding the foregoing, no Global Security shall be registered for transfer or exchange, or authenticated and delivered, whether pursuant to this Section, Section 304, 306, 906 or 1108 or otherwise, in the name of a Person other than the Depository for such Global Security or its nominee until
(i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security or if at any time the Depository ceases to be a clearing agency registered under the Exchange Act, and a successor Depository is not appointed by the Company within 30 days, (ii) the Company executes and delivers to the Trustee a Company Order that all such Global Securities shall be exchangeable or (iii) there shall have occurred and be continuing an Event of Default; provided that the foregoing restriction shall
                                   --------
not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. Upon the occurrence in respect of any Global Security representing the Securities of any one or more of the conditions specified in clauses (i), (ii) and (iii) of the preceding sentence, such Global Security may be registered for transfer or exchange for Initial Securities registered in the names of, authenticated and delivered to, such Persons as the Trustee or the Depository, as the case may be, shall direct.

          Except as provided above, any Security authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, any Global Security, whether pursuant to this Section, Section 304, 306, 906 or 1108 or otherwise, shall also be a Global Security and bear the legend specified in
Section 206.

          The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business
(i) 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

          SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES.

          If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement Security, pay such Security.

          Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every replacement Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered
at the close of business on the Regular Record Date for such interest.   On any
Interest Payment Date for any Security on or prior to the Interest Payment Date on October 1, 2002, the Company may, in lieu of payment of interest in cash, pay such interest (i) in additional Securities having a principal amount equal to the cash interest otherwise payable or (ii) in a combination of cash and additional Securities. The Company will pay interest on any such Security from the Additional Security Issue Date of such Security or from the most recent Interest Payment Date to which interest has been paid. The initial Interest Payment Date for any Security shall be the first January 1 or July 1 occurring after the Exchange Debenture Issue Date or after the Additional Security Issue Date, whichever is later.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful (such defaulted interest and interest thereon herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

              (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 308.  PERSONS DEEMED OWNERS.

          Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 309.  CANCELLATION.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all

Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by the Company pursuant to a Company Order, provided, however, that the
                                                     --------  -------
Trustee shall not be required to destroy such cancelled Securities.

          SECTION 310.  COMPUTATION OF INTEREST.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311.  REGISTRATION RIGHTS OF HOLDERS OF INITIAL SECURITIES.

          Pursuant to the terms of the Registration Rights Agreement, holders of Initial Securities, if any, shall be entitled to the benefits of the Registration Rights Agreement.

          SECTION 312.  APPLICABILITY OF PROVISIONS.

          Notwithstanding anything herein to the contrary, the Company shall have no obligations hereunder prior to the Exchange Debenture Issue Date and the provisions hereof, other than the provisions of Section 901, shall not be applicable prior to the Exchange Debenture Issue Date.


                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

          SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall, upon Company Request, cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (a)  either

               (1) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (2) all such Securities not theretofore delivered to the Trustee for cancellation

                    (i)  have become due and payable, or

                    (ii) will become due and payable at their Stated Maturity
               within one year, or

                    (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (2) of Subsection (a) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

          SECTION 402.  APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. Money so held in trust shall not be subject to the provisions of Article Twelve of this Indenture.


                                  ARTICLE FIVE

                                    REMEDIES

          SECTION 501.  EVENTS OF DEFAULT.

          An "Event of Default" occurs if:

          (a) the Company defaults in the payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article Twelve hereof;

          (b) the Company defaults in the payment of the principal or premium, if any, of any Security when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise, whether or not such payment shall be prohibited by the provisions of Article Twelve hereof;

          (c) the Company fails to comply with any of its other agreements or covenants in, or provisions of, the Securities or this Indenture, and the Default continues for the period and after the notice, if any, specified below;

          (d) a default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or one of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or one of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists or shall be created hereafter (but excluding any Indebtedness for the deferred purchase price of property or services owed to the Person providing such property or services as to which the Company or such Restricted Subsidiary is contesting its obligation to pay the same in good faith and by proper proceedings and for which the Company or such Restricted Subsidiary has established appropriate reserves), and (i) either (A) such event of default results from the failure to pay any such Indebtedness at final maturity or
     (B) as a result of such event of default the maturity of such Indebtedness has been accelerated prior to its expressed maturity and (ii) the principal amount of such Indebtedness equals $10,000,000 or more or, together with the principal amount of any such Indebtedness in default for failure to pay principal at maturity or the maturity of which has been so accelerated, aggregates $10,000,000 or more;

          (e) a final judgment or final judgments for the payment of money are entered by a court of competent jurisdiction against the Company or any Restricted Subsidiary of the Company and either (i) an enforcement proceeding shall have been commenced by any creditor upon such judgment or
     (ii) such judgment remains undischarged and unbonded for a period (during which execution shall not be effectively stayed) of 60 days, provided that
                                                                  --------
     the aggregate of all such judgments exceeds $10,000,000;

          (f) the Company pursuant to or within the meaning of any Bankruptcy
     Law:

               (i) commences a voluntary case or proceeding,

               (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property,

               (iv) makes a general assignment for the benefit of its creditors, or

               (v) admits in writing that it generally is unable to pay its debts as the same become due; or

          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company in an involuntary case or proceeding,

               (ii) appoints a Custodian of the Company or for all or substantially all of its property, or

               (iii)  orders the liquidation of the Company;

     and in each case the order or decree remains unstayed and in effect for 60 days.

          The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

          A Default under Section 501(c) is not an Event of Default until the Trustee notifies the Company in writing, or the Holders of at least 25% in principal amount of the Securities then Outstanding notify the Company and the Trustee in writing, of the Default, and the Company does not cure the Default within 60 days (30 days in the case of a Default under Section 801 or 1004) after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice to the Company shall be given by the Trustee if so requested in writing by the Holders of 25% of the principal amount of the Securities then Outstanding.

          SECTION 502.  ACCELERATION OF MATURITY; RESCISSION.

          If an Event of Default (other than an Event of Default specified in
Section 501(f) or 501(g)) occurs and is continuing, the Trustee or the Holders of at least 25% of the principal amount of the Securities then Outstanding, by written notice to the Company and the agents, if any, under the Bank Credit Agreement (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Securities to be due and payable, as specified below. Upon a declaration of acceleration, such principal and accrued interest shall be due and payable upon the first to occur of an acceleration under the Bank Credit Agreement or 10 days after receipt by the Company and the agents, if any, under the Bank Credit Agreement of such written notice given hereunder. If an Event of Default specified in Section 501(f) or 501(g) with respect to the Company occurs, the amounts described above shall ipso facto become and be immediately due and payable without any declaration or
---- -----
other act on the part of the Trustee or any Holder. Upon payment of such principal and interest all of the Company's obligations under the Securities and this Indenture, other than obligations under Section 606, shall terminate.

          The Holders of at least a majority in principal amount of the Securities then Outstanding, by written notice to the Trustee, may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of principal of, premium, if any, or interest on the Securities which have become due solely because of the acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

          Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Securities because an Event of Default specified in Section 501(d) shall have occurred and be continuing, such declaration of acceleration shall be automatically annulled if the Indebtedness that is the subject of such Event of Default has been discharged or the holders thereof have rescinded their declaration of acceleration in respect of such Indebtedness, and written notice of such discharge or rescission, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Securities, and no other Event of Default has occurred during such 30-day period which has not been cured or waived during such period.

          Notices by the Trustee to the agents under the Bank Credit Agreement provided for herein shall be delivered or mailed to Toronto Dominion (Texas), Inc., 909 Fannin Street, Suite 1700, Houston, Texas 77010, Attention: Agency Department; and to any other person who hereafter becomes an agent under the Bank Credit Agreement, provided the Trustee has been notified by the Company or the Banks of the names and mailing addresses of such persons.

          SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

          (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

          (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights.

          SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

          SECTION 506.  APPLICATION OF MONEY COLLECTED.

          Subject to Article Twelve any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     606;

          SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest; and

          THIRD:  The balance, if any, to the Company.

          SECTION 507.  LIMITATION ON SUITS.

          No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

          SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective due dates expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  CONTROL BY HOLDERS.

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that
                                             --------

          (a) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, and

          (b) subject to the provisions of Trust Indenture Act Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 513.  WAIVER OF PAST DEFAULTS.

          The Holders of a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default or Event of Default hereunder and its consequences, except a Default or Event of Default

          (a) in the payment of the principal of (or premium, if any) or interest on any Security, or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 514.  UNDERTAKING FOR COSTS.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date); provided that neither this Section
                                              --------
514 nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company.

          SECTION 515.  WAIVER OF STAY, EXTENSION OR USURY LAWS.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                  ARTICLE SIX

                                  THE TRUSTEE

          SECTION 601.  NOTICE OF DEFAULTS.

          Within 90 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in
                                              --------  -------
the case of a default in the payment of the principal of (or premium, if any) or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that, in the case of any default or breach of the
             -------- -------
character specified in Section 501(d), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

          SECTION 602.  CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of Trust Indenture Act Sections 315(a) through 315(d):

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 603.  NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

          The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein.

          SECTION 604.  MAY HOLD SECURITIES.

          The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Trust Indenture Act Sections 310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

          SECTION 605.  MONEY HELD IN TRUST.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 606.  COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

          (a) to pay to the Trustee from time to time such compensation as shall be agreed to in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(f) or 501(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services will be intended to constitute expenses of administration under any Bankruptcy Law.

          The provisions of this Section shall survive the termination of this Indenture.

          SECTION 607.  CONFLICTING INTERESTS.

          (a) The Trustee shall comply with the provisions of Section 310(b) of the Trust Indenture Act.

          (b) The indenture, dated as of February 15, 1993, for the Company's 9-7/8% Senior Subordinated Debentures due 2013, the indenture, dated as of April 1, 1992, for the Company's 10-3/4% Senior Subordinated Debentures due 2004 and the indenture, dated as of April 1, 1993, for the Company's 9-7/8% Debentures due 2023 shall be deemed to be specifically described herein for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

          SECTION 608.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act Section 310(a)(1) and which shall have a combined capital and surplus of at least $25,000,000 to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 609.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 610.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

          (d)  If at any time:

          (1) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor

Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 610, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and so accepted appointment, the Holder of any Security who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 610.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, provided, however, that the retiring Trustee
                                    --------  -------
shall continue to be entitled to the benefit of Section 606(c); but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

          SECTION 611. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 612.  PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

          If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).


                                 ARTICLE SEVEN

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701.  DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS.

          Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

          SECTION 702.  REPORTS BY TRUSTEE.

          Within 60 days after September 1 of each year commencing with the first September 1 after the Exchange Debenture Issue Date, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such September 1 if required by Trust Indenture Act Section 313(a).

          SECTION 703.  REPORTS BY COMPANY.

          The Company shall:

          (a) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

          (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (c) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in Trust Indenture Act Section 313(c), such summaries of any information, documents and reports required to be filed by the Company pursuant to Subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company shall not consolidate or merge with or into, or sell, assign, transfer, lease, convey, or otherwise dispose of all or substantially all of its assets to, any Person, unless:

          (a) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or disposition shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia and shall assume by supplemental indenture hereto all the obligations of the Company under the Securities and this Indenture;

          (b) immediately before and immediately after such transaction, and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

          (c) immediately after such transaction, and after giving effect thereto, the Person formed by or surviving any such consolidation or merger, or to which such sale assignment, transfer, lease or conveyance or disposition shall have been made (the "successor"), shall have a Cash Flow Ratio not in excess of 9 to 1; and

          (d) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, or transfer and such supplemental indenture, if one is required by this
     Section 801, comply with this Section 801 and that all conditions precedent herein provided for relating to such transaction have been complied with.

          Cash Flow Ratio for purposes of this Section 801 shall be computed as if any such successor were the Company.

          SECTION 802.  SUCCESSOR SUBSTITUTED.

          Upon any consolidation or merger, or any sale, assignment, transfer, lease or conveyance or other disposition of all or substantially all of the assets, of the Company in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein. When a successor assumes all the obligations of its predecessor under this Indenture and the Securities, the predecessor will be released from those obligations, provided that in the case
                                                     --------
of a transfer by lease, the predecessor corporation shall not be released from the payment of principal and interest on the Securities.

                                ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

          SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          At any time prior to the Exchange Debenture Issue Date, the Company may terminate this Indenture by written notice to the Trustee after which time, the Company may not elect to issue any Securities hereunder.

          Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:

          (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

          (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein or in the Securities conferred upon the Company;

          (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that, in each case, such
                                             --------
     provisions shall not adversely affect the interests of the Holders in any material respect;

          (d) to secure the Securities, if the Company so elects;

          (e) to make any changes necessary to qualify the Indenture under the Trust Indenture Act in connection with the Exchange Offer or Shelf Registration (in each case, as defined in the Registration Rights Agreement); or

          (f) to make any other change that does not adversely affect the rights of any Holder.

          SECTION 902.  SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders delivered to the Company and the Trustee and the Company, each when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of waiving or modifying in any manner the rights of the Holders under this Indenture; provided, however,
                                                              --------  -------
that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date); or

          (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

          (c) modify any of the provisions of this Section or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903.  EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


                                  ARTICLE TEN

                                   COVENANTS

          SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST.

          The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

          SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain, in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. If the Corporate Trust Office is located in New York City, then it shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or
                          --------  -------
rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such office or agency.

          SECTION 1003.  MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:
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                                       61

          (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

          SECTION 1004.  CORPORATE EXISTENCE.

          Subject to Article Eight, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Restricted Subsidiary of the Company and the corporate rights (charter and statutory), corporate licenses and corporate franchises of the Company and its Restricted Subsidiaries, except where a failure to do so, singly or in the aggregate, is not likely to have a materially adverse effect upon the business, assets, financial condition or results of operations of the Company and the Restricted Subsidiaries taken as a whole determined on a consolidated basis in accordance with generally accepted accounting principles; provided that the Company shall not be required to
                       --------
preserve any such existence (except of the

Company), right, license or franchise if the Board of Directors of the Company, or of the Restricted Subsidiary concerned, shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or such Restricted Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 1005.  PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon it or any Subsidiary or upon the income, profits or property of the Company or any of its Subsidiaries and (b) all material lawful claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the property of the Company or any Restricted Subsidiary; provided, however, that the Company shall not be required to pay or
            --------  -------
discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 1006.  MAINTENANCE OF PROPERTIES.

          The Company shall cause all material properties owned by or leased to it or any Restricted Subsidiary of the Company and necessary in the conduct of its business or the business of such Restricted Subsidiary to be maintained and kept in normal condition, repair and working order, ordinary wear and tear excepted; provided that nothing in this Section shall prevent the Company or any
          --------
Restricted Subsidiary of the Company from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors of the Company or the Restricted Subsidiary concerned, or of any officer (or other agent employed by the Company or any Restricted Subsidiary of the Company) of the Company or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or any Restricted Subsidiary of the Company and if such discontinuance or disposal is not adverse in any material respect to the Securityholders.

          The Company shall provide or cause to be provided, for itself and any Restricted Subsidiaries of the Company, insurance (including appropriate self-insurance) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties in the same general areas in which the Company or such Restricted Subsidiaries operate.

          SECTION 1007.  LIMITATION ON INDEBTEDNESS.

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, incur, create, issue, assume, guarantee or otherwise become liable for, contingently or otherwise, or become responsible for the payment of, contingently or otherwise, any Indebtedness unless, after giving effect thereto, the Cash Flow Ratio shall be less than or equal to 9 to 1.

          SECTION 1008.  LIMITATION ON SENIOR SUBORDINATED INDEBTEDNESS.

          The Company shall not, and shall not permit any Restricted Subsidiary of the Company to, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become liable for, contingently or otherwise, or become responsible for the payment of, contingently or otherwise, any Indebtedness which is senior in right of payment to the Securities and expressly subordinate in right of payment to any other Indebtedness of the Company. For purposes of this Section 1008, Indebtedness is deemed to be "senior" in right of payment to the Securities if it is not subordinate in right of payment to Senior Indebtedness at least to the same extent as the Securities are subordinate to Senior Indebtedness.

          SECTION 1009.  LIMITATION ON RESTRICTED PAYMENTS.

          Except as otherwise provided in this Section 1009, the Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, make any Restricted Payment if (a) at the time of such proposed Restricted Payment, a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence of such Restricted Payment or (b) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments that shall have been made on or after July 1, 1988 would exceed the sum of:

          (i)  $25,000,000, plus

          (ii) an amount equal to the difference between (A) the Cumulative Cash Flow Credit and (B) 1.2 multiplied by Cumulative Interest Expense.

          For purposes of this Section 1009, the amount of any Restricted Payment or Permitted Restricted Payment, if other than cash, shall be based upon fair market value as determined by the Board of Directors of the Company, whose good faith determination shall be conclusive.

          The provisions of this Section 1009 shall not prevent (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such payment complied with the provisions hereof; (ii) the retirement or redemption of any shares of the Company's capital stock or warrants, rights or options to acquire capital stock of the Company in exchange for, or out of the proceeds of a substantially concurrent sale of, other shares of its capital stock or warrants, rights or options to acquire capital stock of the Company (other than Disqualified Stock); and (iii) the redemption of or payments of cash dividends on the Company's 8% Series C Cumulative Preferred Stock (the "Series C Preferred Stock") outstanding on January 1, 1995, which redemptions or dividends are provided for by the terms of the Series C Preferred Stock in effect on the date hereof (or the redemption of or payment of cash dividends on any security of the Company issued in exchange for or upon the conversion of such Series C Preferred Stock; provided that the aggregate amount payable pursuant to the
                 --------
terms of such security is no greater than the aggregate amount payable pursuant to the terms of the Series C Preferred Stock). For purposes of determining the aggregate permissible amount of Restricted Payments in accordance with clause
(b) of the first paragraph of this Section 1009, all amounts expended pursuant to clauses (i) and (iii) of this paragraph shall be included and all amounts expended or received pursuant to clause (ii) of this paragraph shall be excluded; provided, however, that amounts paid pursuant to clause (i) of this
          --------  -------
paragraph shall be included only to the extent that such amounts were not previously included in calculating Restricted Payments.

          Notwithstanding the foregoing, so long as no Default or Event of Default shall have occurred and be continuing, the Company may make any Permitted Restricted Payment; provided, however, that such Permitted Restricted
                              --------  -------
Payment shall thereafter be counted as a Restricted Payment for purposes of calculating whether any future Restricted Payments are permitted under this
Section 1009.

          For the purpose of this Section 1009, the net proceeds from the issuance of shares of capital stock of the Company upon conversion of Indebtedness shall be deemed to be an amount equal to (i) the accreted value of such Indebtedness on the date of such conversion and (ii) the additional consideration, if any, received by the Company upon such conversion thereof, less any cash payment on account of fractional shares (such consideration, if in property other than cash, to be determined by the Board of Directors of the Company and evidenced by a resolution of such Board, whose good faith determination shall be conclusive). If the Company makes a Restricted Payment which, at the time of the making of such Restricted Payment, would in the good faith determination of the Company be permitted under the requirements of this
Section 1009, such Restricted Payment shall be deemed to have been made in compliance with this Section 1009 notwithstanding any subsequent adjustments made in good faith to the Company's financial statements affecting Cumulative Cash Flow Credit or Cumulative Interest Expense for any period.

          SECTION 1010. LIMITATION ON INVESTMENTS IN UNRESTRICTED SUBSIDIARIES AND AFFILIATES.

          The Company shall not, and shall not permit any Restricted Subsidiary to, directly or indirectly, (i) make any Investment or (ii) allow any Restricted Subsidiary to become an Unrestricted Subsidiary (a "redesignation of a Restricted Subsidiary"), in each case unless (a) no Default or Event of Default shall have occurred and be continuing or shall occur as a consequence of such Investment or such redesignation of a Restricted Subsidiary and (b) after giving effect thereto, the Cash Flow Ratio shall be less than or equal to 9 to 1.

          The foregoing provisions of this Section 1010 shall not prohibit (i) any renewal or reclassification of any Investment existing on the date hereof or
(ii) trade credit extended on usual and customary terms in the ordinary course of business.

          SECTION 1011.  TRANSACTIONS WITH AFFILIATES.

          The Company shall not, and shall not permit any of its subsidiaries to, sell, lease, transfer or otherwise dispose of any of its properties or assets to or purchase any property or assets from, or enter into any contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, an Affiliate of the Company that is not a subsidiary of the Company, having a value, or for consideration having a value, in excess of $10,000,000 individually or in the aggregate unless the Board of Directors of the Company shall make a good faith determination that the terms of such transaction are, taken as a whole, no less favorable to the Company or such subsidiary, as the case may be, than those which might be available in a comparable transaction with an unrelated Person. For purposes of clarification, this Section 1011 shall not apply to any Restricted Payment or Permitted Restricted Payment permitted by Section 1009.

          SECTION 1012.  PROVISION OF FINANCIAL STATEMENTS.

          (a) The Company shall supply without cost to each Holder of the Securities, and file with the Trustee (if not otherwise filed with the Trustee pursuant to Section 703) within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and quarterly reports and of the information, documents and other reports which the Company may be required to file with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Securities Exchange Act of 1934.

          (b) If the Company is not required to file with the Commission such reports and other information referred to in Section 1012(a), the Company shall furnish without cost to each Holder of the Securities and file with the Trustee
(i) within 140 days
after the end of each fiscal year after the Exchange Debenture Issue Date, annual reports containing the information required to be contained in Items 1, 2, 3, 6, 7, 8 and 9 of Form 10-K promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in comparable items of any successor form, and (ii) within 75 days after the end of each of the first three fiscal quarters of each fiscal year, quarterly reports containing the information required to be contained in Form 10-Q promulgated under the Securities Exchange Act of 1934, or substantially the same information required to be contained in any successor form.

          (c) At any time when the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, upon the request of a holder of a Restricted Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such holder or to a prospective purchaser of such Security designated by such holder, as the case may be, in order to permit compliance by such holder with Rule 144A under the Securities Act.

          SECTION 1013.  STATEMENT AS TO COMPLIANCE.

          The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the Exchange Debenture Issue Date, a brief certificate of its principal executive officer, principal financial officer or principal accounting officer stating whether, to such officer's knowledge, the Company is in compliance with all covenants and conditions to be complied with by it under this Indenture. For purposes of this Section 1013, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

          SECTION 1014.  WAIVER OF CERTAIN COVENANTS.

          The Company may omit in any particular instance to comply with any covenant or condition set forth in Sections 1007 through 1012 if, before or after the time for such compliance, the Holders of a majority in aggregate principal amount of the Securities at the time outstanding shall, by Act of such Holders, waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                                ARTICLE ELEVEN

                            REDEMPTION OF SECURITIES

          SECTION 1101.  RIGHT OF REDEMPTION.

          The Securities may be redeemed, at the election of the Company, as a whole or from time to time in part, subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued interest to the Redemption Date.

          SECTION 1102.  APPLICABILITY OF ARTICLE.

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 1103.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

          The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

          SECTION 1104. SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

          If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, either pro rata or by lot, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

          The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 1105.  NOTICE OF REDEMPTION.

          Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

          All notices of redemption shall identify the Securities (including CUSIP number, if any) to be redeemed and shall state:

          (a)  the Redemption Date;

          (b)  the Redemption Price;

          (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a Security to be redeemed in part, the principal amount) of the particular Securities to be redeemed;

          (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that interest thereon shall cease to accrue on and after said date; and

          (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at its request, by the Trustee in the name and at the expense of the Company.

          SECTION 1106.  DEPOSIT OF REDEMPTION PRICE.

          On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

          SECTION 1107.  SECURITIES PAYABLE ON REDEMPTION DATE.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose
                     --------  -------
Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

          SECTION 1108.  SECURITIES REDEEMED IN PART.

          Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company designated for such purpose pursuant to
Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                                 ARTICLE TWELVE

                                 SUBORDINATION

          SECTION 1201.  SECURITIES SUBORDINATED TO SENIOR INDEBTEDNESS.

          The Company, for itself and its successors, and each Holder, by his acceptance of Securities, agrees, that the payment of all amounts due in respect of the Securities, including any liquidated damages payable in respect of the Securities, are subordinated, to the extent and in the manner provided in this Article Twelve, to the prior payment in full of all Senior Indebtedness. For purposes of this Article Twelve, "liquidated damages" shall mean liquidated damages payable pursuant to the first paragraph of text of the Form of Initial Security and pursuant to Section Three of the Registration Rights Agreement.

          This Article Twelve shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees hereunder and they and/or each of them may enforce such provisions.

          SECTION 1202.  NO PAYMENT ON SECURITIES IN CERTAIN CIRCUMSTANCES.

          (a) Upon the maturity of any Senior Indebtedness by lapse of time, acceleration (unless waived, rescinded or annulled) or otherwise, or upon any payment default (with or without the giving of notice or lapse of time or both, in accordance with the terms of the instrument governing such Senior Indebtedness, and without any waiver or forgiveness) with respect to any Senior Indebtedness, all amounts payable thereon shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made, directly or indirectly by set off or otherwise, on account of principal of, or interest on, or liquidated damages, if any, with respect to, the Securities or on account of the Registration Rights Agreement or to acquire any of the Securities or on account of the redemption provisions of the Securities.

          (b) Upon a default with respect to any Senior Indebtedness (other than under circumstances when the terms of paragraph (a) of this Section are applicable), as such default is defined therein or in the instrument under which it is outstanding, permitting the holders to accelerate the maturity thereof, upon written notice thereof given to the Company and the Trustee by the agent or agents under the Bank Credit Agreement ("Default Notice"), then, unless and until such default shall have been cured or waived by the holders of such Senior Indebtedness or shall have ceased to exist, no direct or indirect payment shall be made by the Company with respect to the principal of, interest on, or liquidated damages, if any, with respect to the Securities (other than payments made in Junior Securities) or on account of the Registration Rights Agreement or to acquire any of the Securities or on account of the redemption provisions of the Securities; provided, however, that this paragraph (b) shall not prevent the
                --------  -------
making of any payment (which is not otherwise prohibited by paragraph (a)) for more than 120 days after the Default Notice shall have been given unless the Senior Indebtedness in respect of which such event of default exists has been declared due and payable in its entirety, in which case no such payment may be made until such acceleration has been rescinded or annulled or such Senior Indebtedness has been paid in full. Notwithstanding the foregoing, not more than one Default Notice shall be given with respect to Senior Indebtedness within a period of 240 consecutive days.

          (c) If, notwithstanding the foregoing provisions of this Section, any payment on account of principal of, interest on or liquidated damages, if any, with respect to the Securities or on account of the Registration Rights Agreement shall be received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment is segregated and held in trust), then, unless and until such payment is no longer prohibited by this Section, such payment (subject to the provisions of Sections 1206 and 1207) shall be held in trust for the benefit of the holders of Senior Indebtedness and, upon notice to the Trustee or such Paying Agent from the representative of the holders of the Senior Indebtedness and pursuant to the directions of such representative, shall be paid over or delivered to the holders of Senior Indebtedness or their representative(s), ratably according to the aggregate amount remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to the payment or prepayment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution or provision therefor to or for the holders of Senior Indebtedness. Promptly after becoming aware thereof, the Company shall give written notice to the Trustee of any event prohibiting payments on account of principal of, interest on or liquidated damages, if any, with respect to the Securities or on account of the Registration Rights Agreement and, in such event, shall provide to the Trustee, in the form of an Officers' Certificate, the names and addresses of the holders of such Senior Indebtedness and their representative(s), if any, the amount of the Senior Indebtedness held by each such holder, any information necessary to calculate the daily or other increase in Senior Indebtedness held by such holders and any other information which the Trustee may reasonably request to comply with this Article. Subject to the provisions of Section 1203 hereof, in the event that the Trustee or the Paying Agent reasonably determines that additional evidence is required with respect to any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee or the Paying Agent, as the case may be, may request that such person furnish evidence to its reasonable satisfaction as to the amount of Senior Indebtedness held by each such person, as to the extent such person is entitled to participate in such payment or distribution and as to other facts pertinent to the rights of such persons under this Article and if such evidence is not furnished, the Trustee or the Paying Agent, as the case may be, may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

          SECTION 1203. SECURITIES SUBORDINATED TO PRIOR PAYMENT OF ALL SENIOR INDEBTEDNESS ON DISSOLUTION, WINDING-UP, LIQUIDATION OR REORGANIZATION OF THE COMPANY.

          Upon any payment by or distribution of the assets of the Company to creditors upon any dissolution, winding-up, liquidation or reorganization of the Company (whether in a bankruptcy or reorganization case, insolvency or receivership proceedings, voluntary liquidation or upon any assignment for the benefit of creditors or otherwise):

          (1) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of all amounts payable thereon, or provision shall be made for such payment, before the Holders are entitled to receive any payment on account of the principal of, interest on or liquidated damages, if any, with respect to the Securities or on account of the Registration Rights Agreement;

          (2) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities (other than Junior Securities) to which the Holders or the Trustee on behalf of the Holders would be entitled except for the provisions of this Article Twelve, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities, shall be paid by the liquidating trustee or agent or other Person making such a payment or distribution, directly to the holders of Senior Indebtedness or their representative(s), ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness; and

          (3) if, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities) shall be received by the Trustee or the Holders or any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment or distribution is segregated or held in trust) on account of principal of, interest on or liquidated damages, if any, with respect to the Securities or on account of the Registration Rights Agreement before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections 1206 and 1207) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative(s), ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on the Senior Indebtedness held or represented by each, for application to payment or prepayment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution, or provision therefor, to the holders of such Senior Indebtedness.

          If the Company effects a transaction permitted by Article Eight, such transaction shall not be deemed to be a dissolution, winding-up, liquidation or reorganization of the Company for purposes of this Section.

          The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company or assignment for the benefit of creditors by the Company.

          Upon any distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Sections 601 and 602, and the Holders shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding-up or liquidation proceeding, or bankruptcy or reorganization case, is pending, or a certificate of the liquidating trustee or agent or other Person making any distribution to the Trustee or to the Holders, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company and other Indebtedness of the Company, the amount thereof payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

          SECTION 1204. SECURITYHOLDERS TO BE SUBROGATED TO RIGHTS OF HOLDERS OF SENIOR INDEBTEDNESS.

          Upon payment in full of all Senior Indebtedness, the Holders of Securities shall be subrogated (equally and ratably with the holders of all Indebtedness of the Company which by its terms is not superior in right of payment to the Securities and which ranks on a parity with the Securities) to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Securities shall be paid in full, and for the purposes of such subrogation no payments or distributions to the holders of Senior Indebtedness by the Company to which the Holders would be entitled except for the provisions of this Article, and no payment pursuant to the provisions of this Article to the holders of Senior Indebtedness shall, as between the Company, its creditors (other than the holders of Senior Indebtedness) and the Holders, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Indebtedness, on the other hand.

          If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article shall have been applied, pursuant to the provisions of this Article, to the payment of all amounts payable under the Senior Indebtedness, then and in such case, the Company specifically agrees that the Holders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Indebtedness in full.

          SECTION 1205.  OBLIGATIONS OF THE COMPANY UNCONDITIONAL.

          Nothing contained in this Article Twelve or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company, its creditors (other than the holders of Senior Indebtedness) and the Holders, the obligation of the Company, which is absolute and unconditional, to pay to the Holders the principal of and interest on or liquidated damages, if any, with respect to the Securities or on account of the Registration Rights Agreement as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Holders and creditors of the Company (other than the holders of Senior Indebtedness), nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          SECTION 1206.  KNOWLEDGE OF TRUSTEE.

          Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee, or the taking of any other action under this Indenture by the Trustee, unless and until two Business Days after the Trustee shall have received written notice thereof from the Company, any Securityholder, any Paying Agent or any holder of Senior Indebtedness or its representative.

          SECTION 1207. APPLICATION BY TRUSTEE OR PAYING AGENT OF ASSETS DEPOSITED WITH IT.

          If on a date not less than two Business Days prior to the date on which by the terms of this Indenture any monies deposited with the Trustee or any Paying Agent

(other than the Company, if it acts as Paying Agent) may become payable for any purpose (including, without limitation, the payment of either principal of, interest on or liquidated damages, if any, with respect to any Security) the Trustee or such Paying Agent shall not have received with respect to such payment the written notice provided for in Section 1206, then the Trustee or such Paying Agent shall have full power and authority to receive such monies and to apply them to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date, without, however, limiting any rights that holders of Senior Indebtedness may have to recover any such payments from the Holders in accordance with the provisions of this Article.

          SECTION 1208. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS.

          No right of any present or future holders of any Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify, or increase Senior Indebtedness or amend the terms of the Senior Indebtedness or any security or guarantee therefor and release, sell or exchange such security or guarantee and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to this Indenture or the Holders.

          SECTION 1209. SECURITYHOLDERS AUTHORIZE TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES.

          Each Holder by his acceptance of the Securities authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for such purpose, including, in the event of any dissolution, winding-up, liquidation or reorganization of the Company (whether in a bankruptcy or reorganization case, insolvency or receivership proceedings, voluntary liquidation or upon an assignment for the benefit of creditors or otherwise) tending towards liquidation of the business and assets of the Company, the immediate filing of a claim for the unpaid balance of its or his Securities in the form required in such proceeding and cause such claim to be approved. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding on or prior to 30 days before the expiration of the time to file such claim or claims, then the holders of the Senior Indebtedness or their representative(s) are hereby authorized to have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders.

          SECTION 1210.  TRUSTEE NOT FIDUCIARY FOR HOLDERS OF SENIOR
INDEBTEDNESS.

          Neither the Trustee nor any Paying Agent (including the Company if the Company acts as Paying Agent) shall be deemed to owe any fiduciary duty to the holders of Senior Indebtedness. Neither the Trustee nor any Paying Agent shall be liable to any such holder (subject to Section 1206 hereof, except for its own gross negligence or willful misconduct) if any of them shall mistakenly pay over or distribute to Securityholders, the Company or any other person monies or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. With respect to the holders of Senior Indebtedness, the Trustee or the Paying Agent undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee or the Paying Agent.

          SECTION 1211.  RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS.

          The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

          SECTION 1212.  ARTICLE TWELVE NOT TO PREVENT EVENTS OF DEFAULT.

          The failure to make a payment on account of principal of or interest on the Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of an Event of Default under Section 501. Nothing contained in this Article Twelve shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Section 502 or to pursue any rights or remedies hereunder; provided that all Senior Indebtedness then or thereafter due or
           --------
declared to be due shall first be paid in full before the Holders or the Trustee are entitled to receive any payment from the Company of principal of, interest on or liquidated damages, if any, with respect to the Securities.

          SECTION 1213.  TRUSTEE'S COMPENSATION NOT PREJUDICED.

          Nothing in this Article shall apply to amounts due to the Trustee pursuant to Section 606.

                                ARTICLE THIRTEEN

                      DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1301. OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either Section 1302 or Section 1303 be applied to all Outstanding Securities upon compliance with the conditions set forth below in this Article Thirteen.

          SECTION 1302.  DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in
Section 1304 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (D) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to the Securities.

          SECTION 1303.  COVENANT DEFEASANCE.

          Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under any covenant contained in Article Eight and in Sections 1004 through 1012 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed Outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(c), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 1301 of the option applicable to Section 1303, Sections 501(c) through 501(e) shall not constitute Events of Default.

          SECTION 1304. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Securities:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
     (i) the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal (and premium, if any) or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply
     --------
     such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y)
     obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except
                                                           --------
     as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

          (2) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 501(f) or 501(g) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (3) No event or condition shall exist that, pursuant to the provisions of Section 1202 or 1203, would prevent the Company from making payments of the principal of (and premium, if any) or interest on the Securities on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

          (5) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y) since September 26, 1995, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (6) In the case of an election under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (7) In the case of an election under either Section 1302 or 1303, the Company shall represent to the Trustee that the deposit made by the Company pursuant to its election under Section 1302 or 1303 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

          (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

          SECTION 1305. DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the "Trustee") pursuant to Section 1304 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to Article Twelve.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

          Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 1304(1)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

          SECTION 1306.  REINSTATEMENT.

          If the Trustee or Paying Agent is unable to apply any money in accordance with Section 1302 or 1303, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1302 or 1303, as the case may be; provided, however,
                                                          --------  -------
that, if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                                   * * * * *

          This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              CABLEVISION SYSTEMS CORPORATION



                              By /s/ William J. Bell
                                 ----------------------------
                                 Title:  Vice Chairman


Attest:



/s/ Robert S. Lemle
-----------------------------------------
Title:  Executive Vice President, General
        Counsel and Secretary



                              THE BANK OF NEW YORK



                              By
                                 -----------------------------
                                 Title:


Attest:



-----------------------------
Title:

STATE OF NEW YORK  )
                   ) ss:
COUNTY OF NASSAU   )

         On the 22nd day of September, 1995, before me personally came William
J. Bell, to me known, who, being by me duly sworn, did depose and say that he resides at 22 Youngshill Rd, Huntington, NY; that he is Vice Chairman of Cablevision Systems Corporation, one of the corporations described in and which executed the above instrument; that he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that he signed his name thereto pursuant to like authority.

                             [Notarial Seal]

                             /s/ Kathleen M. Caprisecca
                             ------------------------------------

STATE OF            )
                    ) ss:
COUNTY OF           )

         On the _____ day of ___________, 1995, before me personally came __________________, to me known, who, being by me duly sworn, did depose and say that s/he resides at ____________________________________; that s/he is
________________________ of ____________________, one of the corporations described in and which executed the above instrument; that s/he knows the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that s/he signed her/his name thereto pursuant to like authority.

                             [Notarial Seal]



                             -------------------------------

                                   EXHIBIT A

                        LIST OF RESTRICTED SUBSIDIARIES


               CSC Acquisition -  MA, Inc.
               CSC Acquisition -  NY, Inc.
               CSC Acquisition Corporation
               Cablevision Area 9 Corporation
               Cablevision Fairfield Corporation
               Cablevision Finance Corporation
               Cablevision Finance Limited Partnership
               Cablevision Programming of Southern Connecticut,
                 Limited Partnership
               Cablevision Systems Dutchess Corporation
               Cablevision Systems East Hampton Corporation
               Cablevision Systems Great Neck Corporation
               Cablevision Systems Huntington Corporation
               Cablevision Systems Islip Corporation
               Cablevision Systems Long Island Corporation
               Cablevision Systems Suffolk Corporation
               Cablevision Systems Westchester Corporation
               Cablevision Systems of Southern Connecticut Limited
                Partnership
               Cablevision of Connecticut Corporation
               Cablevision of Connecticut Limited Partnership
               Cablevision of Michigan, Inc.
               Cablevision of New Jersey, Inc.
               Communications Development Corporation
               Cablevision Lightpath, Inc. (f/k/a NuComm Test, Inc.)

               RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
             OF 1939 AND INDENTURE, DATED AS OF SEPTEMBER 26, 1995



TRUST INDENTURE
 ACT SECTION                                    INDENTURE SECTION

(S) 310(a)(1).............................             607(a)
       (a)(2).............................             607(a)
       (b)................................             607(b), 608

(S) 312(c)................................             701
(S) 314(a)................................             703
       (a)(4).............................             1004
       (c)(1).............................             102
       (c)(2).............................             102
       (e)................................             102
(S) 315(b)................................             601
(S) 316(a)(last
   sentence)..............................             101 ("Outstanding")
       (a)(1)(A)..........................             502, 512
       (a)(1)(B)..........................             513
       (b)................................             508
       (c)................................             104(e)
(S) 317(a)(1).............................             503
       (a)(2).............................             504
       (b)................................             1003
(S) 318(a)................................             111

                                   EXHIBIT B

                            FORM OF INITIAL SECURITY

          [FORM OF FACE OF INITIAL SECURITY.]

          [INSERT LEGEND PER SECTION 206 IF A GLOBAL SECURITY.]

          THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS THREE YEARS AFTER THE LATER OF SEPTEMBER 26, 1995 AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (A)(2), (A)(3) OR (A)(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT (AND IF ACQUIRING THE SECURITIES FROM SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR" IS ACQUIRING NOT LESS THAN $250,000 PRINCIPAL AMOUNT OF DEBENTURES), OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, PROVIDED THAT AN INITIAL HOLDER THAT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" HOLDING AS DESCRIBED IN CLAUSE (E) ABOVE SHALL NOT BE PERMITTED TO TRANSFER THIS SECURITY TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF

SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT; PROVIDED FURTHER THAT THE COMPANY SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (i) PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION (IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY) OF COUNSEL SATISFACTORY TO THE COMPANY, AND CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO THE COMPANY, AND (ii) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO TRUSTEE.

                                    CUSIP NO.


                        CABLEVISION SYSTEMS CORPORATION

                 11 3/4% SENIOR SUBORDINATED DEBENTURE DUE 2007

No. ________                                       $ _______________
                                                   CUSIP NO. _______

          Cablevision Systems Corporation, a Delaware corporation (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________________________ or registered assigns the principal sum of
____________________________ Dollars on October 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon on January 1, 1996 and semiannually thereafter, on January 1 and July 1 in each year, from the Exchange Debenture Issue Date or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 11 3/4% per annum (except as provided in the following three sentences), until the principal hereof is paid or duly provided for, and (to the extent lawful) to pay on demand interest on any overdue interest at the rate borne by the Securities from the date of the Interest Payment Date on which such overdue interest becomes payable to the date payment of such interest has been made or duly provided for. In the event that either (i) a registration statement under the Securities Act with respect to an exchange offer for the Company's 11 3/4% Series G Redeemable Exchangeable Preferred Stock or the Securities (the "Exchange Offer") is not filed with the Securities and Exchange Commission (the "Commission") on or prior to October 26, 1995 or (ii) the Exchange Offer is not consummated or a registration statement under the Securities Act with respect to resales of the Company's 11 3/4% Series G Redeemable Exchangeable Preferred Stock or the Securities (the "Shelf Registration Statement") is not declared effective by the Commission on or prior to March 26, 1996, in either case in accordance with the Registration Rights Agreement dated September 26, 1995 among the Company and the Initial Purchasers, the aforesaid interest rate borne by the Securities shall be increased by one-quarter of one percent per annum for the first 30 days following October 26, 1995 in the case of (i) above, or the first 90 days following March 26, 1996 in the case of (ii) above. Such interest rate will increase by an additional one-quarter of one percent per annum at the beginning of each subsequent 30-day period in the case of (i) above, or 90-day period in the case of (ii) above, up to a maximum aggregate increase of one percent per annum. Upon (x) the filing of a registration statement with respect to the Exchange Offer or (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, the interest rate borne by the Securities will be reduced to the original interest rate. On any Interest Payment Date for this Security on or prior to the Interest Payment Date on October 1, 2002, the Company may, in lieu of payment of interest in cash, pay such interest (i) in additional Securities having a principal amount equal to the cash interest otherwise payable or (ii) in a combination of cash and additional Securities. The Company will pay interest on any such Security from the date of issuance (the "Additional Security Issue Date") or from the most recent Interest Payment Date to which interest has been paid. The initial Interest Payment Date for this Security shall be the first January 1 or July 1 occurring after the Exchange Debenture Issue Date or after the Additional Security Issue Date, whichever is later. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid (in cash or additional Securities, as provided above) to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and interest on such defaulted interest at the interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in additional Securities or such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of cash interest may be made at the
       --------  -------
option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                              CABLEVISION SYSTEMS CORPORATION


                              By ____________________________


Attest:


By _____________________________


          [FORM OF REVERSE OF INITIAL SECURITY.]

          This Security is one of a duly authorized issue of securities of the Company designated as its 11 3/4% Senior Subordinated Debentures due 2007 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $450,000,000, which may be issued under an indenture (herein called the "Indenture") dated as of September 26, 1995, between the Company and The Bank of New York, trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee, the holders of the Senior Indebtedness and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

          The Securities are subject to redemption upon not less than 30 nor more than 60 days' notice by first-class mail, at any time on or after October 1, 2002, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning October 1, of the years indicated:


YEAR                                 REDEMPTION PRICE
----                                 ----------------

2002                                      105.875%
2003                                      103.917
2004                                      101.958
2005 and thereafter                       100.000

together in the case of any such redemption with accrued interest, if any, to the Redemption Date, all as provided in the Indenture.

          Up to 33 1/3% in aggregate principal amount of the Securities is also subject to redemption upon not less than 30 nor more than 60 days' notice by first-class mail, at any time before October 1, 1998, at the election of the Company, at a Redemption Price equal to 110% of the aggregate principal amount thereof, plus accrued and unpaid interest, out of the net proceeds of the sale of Junior Stock to a Strategic Equity Investor or a public offering of Class A Common Stock; provided that following such redemption, at least $166,666,667
              --------
aggregate principal amount of the Securities shall remain outstanding.

          In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

          In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

          The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Company whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Securityholder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          Subject to the restrictions on transfer set forth on the face hereof, the Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

          No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

          Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

          [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.]

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

Dated:

          This is one of the Securities referred to in the within-mentioned Indenture.

                                  THE BANK OF NEW YORK,
                                     as Trustee


                                  By _____________________________
                                     Authorized Signatory

                             [FOR GLOBAL SECURITY]


                SCHEDULE OF EXCHANGES FOR DEFINITIVE DEBENTURES
                -----------------------------------------------


The following exchanges of a part of this Security in global form for definitive Securities or of definitive Securities for a part of this Security in global form have been made:


                                            Principal
            Amount of       Amount of       Amount of        Signature of
            decrease in     increase in     this Security    authorized
            Principal       Principal       in global form   officer of
            Amount of       Amount of       following such   Trustee or
Date of     this Security   this Security   decrease (or     Securities
Exchange    in global form  in global form  increase)        Custodian
----------  --------------  --------------  --------------   ------------

                                   EXHIBIT C


                        FORM OF CERTIFICATE OF TRANSFER



          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers this Security to

________________________________________________________________________________
      (Please typewrite or print name and taxpayer identification number)


________________________________________________________________________________
                      (Please typewrite or print address)

and hereby irrevocably constitutes and appoints
_________________________________ his attorney to transfer the same on the books of the Company, with full power of substitution in the premises.

          In connection with any transfer of all or any portion of the Security evidenced by this certificate for as long as such Security is a Restricted Security, the undersigned confirms that such Security is being transferred:

   [_] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act");

          or

   [_] Pursuant to offers and sales to non-U.S. Persons that occur outside the United States within the meaning of Regulation S under the Securities Act;

          or

   [_] To an institutional "accredited investor" within the meaning of subparagraphs (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Security for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act (and if acquiring the Security from such an institutional "accredited investor", is acquiring not less than $250,000 principal amount of Securities); provided that the transferor hereof was not an initial
                       -------- ----
          holder in such Security
          and did not acquire such Security as an institutional "accredited investor" holding as described above.

          Unless one of the boxes above is checked, the Trustee will refuse to register all or any portion of the Security evidenced by this certificate in the name of any person other than the registered holder thereof (or hereof); provided, however, that the Trustee may, in its sole discretion, register the
--------  -------
transfer of such Security if it has received such certifications, legal opinions and/or other information as it has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

          In addition, if the transferee is an institutional accredited investor, a purchaser who is not a U.S. person, or is a purchaser in a transaction referred to in clause (F) of the legend on the face of the Security, the holder must furnish to the Trustee and the Company and the Trustee shall refuse to register such Security in the name of anyone other than the registered holder thereof if it does not receive (i) in the case of an institutional accredited investor, a signed letter substantially in the form of Exhibit D to the Indenture containing certain representations and agreements relating to the restrictions on transfer of the security evidenced hereby, and (ii) such other certifications, legal opinions or other information as the Trustee or the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, and in accordance with the provisions thereof.

Dated:
Signature ____________________


______________________________
NOTE: The signature to this assignment must correspond with the name as written upon the face of this Security in every particular, without alteration or enlargement, or any change whatever.

                                   EXHIBIT D

                  FORM OF TRANSFEREE LETTER OF REPRESENTATION


Cablevision Systems Corporation
c/o The Bank of New York

Ladies and Gentlemen:

          In connection with our proposed purchase of $_____ aggregate principal amount of the 11 3/4% Senior Subordinated Debentures due 2007 (the "Debentures") of Cablevision Systems Corporation, a Delaware Corporation (the "Company"):

          1. We understand that the Debentures have not been registered under the Securities Act of 1933, as amended (the Securities Act"), and may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Debentures to offer, sell or otherwise transfer such Debentures prior to the date which is three years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Debentures (or any predecessor thereto) (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Debentures are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a qualified institutional buyer under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A,
     (d) pursuant to offers and sales to non-U.S. persons that occur outside the United States within the meaning of Regulation S under the Securities Act,
     (e) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Debentures for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and that, if acquiring the Debentures from such an institutional "accredited investor", is acquiring not less than $250,000 principal amount of Debentures or (f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws; provided that an initial holder that is an institutional "accredited investor" holding as described in clause
     (e) above shall not be permitted to transfer the Debentures to an institutional "accredited investor" within the meaning of subparagraph
     (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Debentures is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of subparagraph
     (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act and that it is acquiring such Debentures for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Debentures pursuant to clauses (d), (e) and (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

          2. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that is acquiring the Debentures for our own account or for the account of such an institutional "accredited investor" (and, if acquiring the Debentures from such an institutional "accredited investor" are acquiring not less than $250,000 principal amount of Debentures) and we are acquiring the Debentures for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Debentures, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          3. We are acquiring the Debentures purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

          4. You are entitled to rely upon this letter, and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                         Very truly yours,


                                         By:    (Name of Purchaser)
                                            -----------------------

                                         Date:_____________________

          Upon transfer, the Debentures would be registered in the name of the new beneficial owner as follows:

Name: ___________________________

Address: ________________________

Taxpayer ID Number: _____________

                                   EXHIBIT E

                     FORM OF REGISTRATION RIGHTS AGREEMENT